================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     --------------------------------------

Date of Report (Date of Earliest Event Reported): APRIL 17, 2001


                               EB2B COMMERCE, INC.
               (Exact Name of Registrant as Specified in Charter)


         NEW JERSEY                    0-10039                22-2267658
(State or Other Jurisdiction of      (Commission           (I.R.S. Employer
         Incorporation)              File Number)        Identification Number)



        757 THIRD AVENUE, NEW YORK, NEW YORK                    10017
(Address of Registrant's Principal Executive Offices)         (Zip Code)

                                 (212) 703-2000
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

                     --------------------------------------

ITEM 5. OTHER EVENTS

         On April 17, 2001, eB2B Commerce, Inc. (the "Company") issued a press release pursuant to which it reported its results of operations for the year ended December 31, 2000, as well as other corporate matters. A copy of the press release, dated April 17, 2001 (without tables), is attached hereto as Exhibit A and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibits:

        A.   Press release, dated April 17, 2001 (without tables).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2001

                                eB2B Commerce, Inc.


                                By:       /s/ John J. Hughes, Jr., Esq.
                                       -------------------------------------
                                Name:  John J. Hughes, Jr. Esq.
                                Title: Executive Vice President
                                       and General Counsel